UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ANTHERA PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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25801 Industrial Boulevard, Suite B
Hayward, California 94545

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held On October 1, 2012

To Our Stockholders:

        Notice is hereby given that a Special Meeting of Stockholders (the "Special Meeting") of Anthera Pharmaceuticals, Inc., a Delaware corporation (the "Company" or "Anthera"), will be held at the offices of Goodwin Procter LLP, 135 Commonwealth Drive, Menlo Park, California, 94025, on October 1, 2012, at 11:00 a.m. (local time), for the following purposes (which are more fully described in the proxy statement, which is attached and made a part of this Notice):

  1.
  To approve an amendment to Anthera's Fifth Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of Anthera's common stock from 95,000,000 shares to 195,000,000 shares (the "Authorized Shares Proposal"); and

  2.
  To consider and vote on a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board of Directors of the Company, to solicit additional proxies in favor of the Authorized Shares Proposal if there are insufficient proxies at the time of such adjournment to approve the Authorized Shares Proposal (the "Adjournment Proposal").

        Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in this Notice of Special Meeting of Stockholders.

        The Board of Directors recommends that stockholders vote "FOR" the Authorized Shares Proposal and "FOR" the Adjournment Proposal. The Board of Directors' reasons for seeking the increase in the authorized number of shares are set forth under "Proposal 1—Authorized Shares" in the attached Proxy Statement.

        Stockholders of record at the close of business on August 13, 2012, the record date for the Special Meeting, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. This Notice of Special Meeting of Stockholders and the attached Proxy Statement are first being mailed to the Company's stockholders on or about August 20, 2012.

        All stockholders are cordially invited to attend the Special Meeting in person. Stockholders of record as of the record date will be admitted to the Special Meeting and any postponement or adjournment thereof upon presentation of identification. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the record date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting (such statement/letter and proxy are required in addition to your personal identification).

        Whether or not you plan to attend the Special Meeting in person, you are encouraged to read the attached Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the attached Proxy Statement. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting and follow the instructions contained in the attached Proxy Statement.

        If your shares are held by a bank, broker or other nominee, your shares may not be voted on the Authorized Shares Proposal or the Adjournment Proposal unless you provide voting instructions to such bank, broker or other nominee.

By Order of the Board of Directors
Anthera Pharmaceuticals, Inc.
Sincerely,

Bradley A. Bugdanowitz Secretary

Hayward, California
August 20, 2012

Your vote is important, whether or not you expect to attend the Special Meeting of Stockholders. You are urged to vote either via the Internet or telephone, or to mark, sign and date and promptly return the proxy in the stamped return envelope provided with such materials. Voting promptly will help avoid the additional expense of further solicitation to assure a quorum at the meeting.

ANTHERA PHARMACEUTICALS, INC.

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS

October 1, 2012

 PROXY STATEMENT

        The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Anthera Pharmaceuticals, Inc. (the "Company" or "Anthera") to be held on October  1, 2012 at Goodwin Procter LLP, 135 Commonwealth Drive, Menlo Park, California, 94025, at 11:00 a.m. (local time). The enclosed proxy is for use at the Special Meeting (the "Special Meeting") and any postponement or adjournment thereof. This proxy statement (this "Proxy Statement") and form of proxy are being mailed to stockholders on or about August 20, 2012.

        In accordance with the Amended and Restated Bylaws of the Company (the "Bylaws"), the Special Meeting has been called for the following purposes:

  1.
  To consider and vote on a proposal to approve an amendment to Anthera's Fifth Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of Anthera's common stock from 95,000,000 shares to 195,000,000 shares (the "Authorized Shares Proposal");

  2.
  To consider and vote on a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board of Directors of the Company, to solicit additional proxies in favor of the Authorized Shares Proposal if there are insufficient proxies at the time of such adjournment to approve the Authorized Shares Proposal (the "Adjournment Proposal").

        Pursuant to the Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in the Notice of Special Meeting of Stockholders.

        The Board of Directors recommends that stockholders vote "FOR" the Authorized Shares Proposal and "FOR" the Adjournment Proposal.

        Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted "FOR" the Authorized Shares Proposal and "FOR" the Adjournment Proposal.

Date, Time and Place

        We will hold the Special Meeting on October 1, 2012 at Goodwin Procter LLP, 135 Commonwealth Drive, Menlo Park, California, 94025 at 11:00 a.m. (local time), unless postponed or adjourned to a later date.

Principal Executive Offices

        The Company's principal executive offices are located at 25801 Industrial Boulevard, Suite B, Hayward, California 94545.

PROPOSAL 1

AUTHORIZED SHARES

        Our Board of Directors is requesting stockholder approval of an amendment to our Fifth Amended and Restated Certificate of Incorporation (the "Restated Certificate"), to increase the number of authorized shares of our common stock from 95,000,000 shares to 195,000,000 shares. On August 10, 2012, the Board of Directors adopted resolutions declaring the foregoing amendment advisable and directing that the amendment be submitted to a vote of the stockholders at the Special Meeting.

        The text of the form of proposed Certificate of Amendment to the Restated Certificate increasing the number of authorized shares of our common stock from 95,000,000 shares to 195,000,000 shares is attached to this Proxy Statement as Annex A. If our stockholders approve this Proposal 1, we expect to file the Certificate of Amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval. Upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the first sentence of Article IV of our Restated Certificate will read as follows:

  "The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred million (200,000,000), of which (i) one hundred ninety five million (195,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the "Common Stock"), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the "Undesignated Preferred Stock")."

        Our Restated Certificate currently authorizes the issuance of up to 100,000,000 shares of capital stock, consisting of 95,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. An increase in the number of authorized shares of our common stock to 195,000,000 shares will increase our total authorized capitalization to 200,000,000 shares of capital stock, which includes our previously authorized 5,000,000 shares of preferred stock.

        Of the 95,000,000 shares of our common stock currently authorized, as of the close of business on August 13, 2012, there were 79,111,870 shares of common stock outstanding. In addition to the 79,111,870 shares of common stock outstanding on August 13, 2012, an aggregate of 1,078,770 shares were reserved for issuance under the Amended and Restated 2010 Stock Option and Incentive Plan (the "2010 Plan"), an aggregate of 527,654 shares were reserved for issuance under the 2010 Employee Stock Purchase Plan (the "ESPP"), an aggregate of 4,811,898 shares were reserved for issuance pursuant to outstanding warrants as of that date and there were 247,745 Restricted Stock Units and 2,767,904 options outstanding.

        The Board of Directors has approved the proposed increase in authorized common stock for the primary purpose of bringing our capital structure in line with those of similarly situated companies with respect to shares of common stock available for issuance as a percentage of total authorized shares. Although, at present, the Board of Directors has no immediate plans to issue the additional shares of common stock, it desires to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future. The additional shares may be used for various purposes without further stockholder approval. These purposes may include raising capital; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, products or technologies; and other purposes. If this Proposal 1 is not approved by our stockholders, it is likely that our financing and business development alternatives would be limited by the lack of unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. In short, if our stockholders do not approve this Proposal 1, we may not be able to access the capital markets, complete corporate collaborations or partnerships, and pursue other business opportunities integral to our growth and success.

        The additional common stock to be authorized by stockholder approval of this Proposal 1 would have rights identical to the currently outstanding shares of our common stock. Approval of this Proposal 1 and issuance of the additional authorized shares of common stock would not affect the rights of the holders of currently outstanding shares of our common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of any earnings per share and voting rights of current holders of common stock. The additional shares of common stock authorized by the approval of this Proposal 1 could be issued by the Board of Directors without further vote of our stockholders except as may be required in particular cases by our Restated Certificate, applicable law, regulatory agencies or the NASDAQ listing standards. Under our Restated Certificate, stockholders do not have preemptive rights to subscribe to additional securities that we may issue, which means that current stockholders do not have a prior right thereunder to purchase any new issue of common stock in order to maintain their proportionate ownership interests in Anthera.

        The proposed amendment to our Restated Certificate to increase the number of authorized shares of our common stock could, under certain circumstances, have an anti-takeover effect. The additional shares of common stock that would become available for issuance if this Proposal 1 is approved could also be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board of Directors could strategically sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board of Directors. Although this proposal to increase the authorized common stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board of Directors currently aware of any attempts directed at us), stockholders should be aware that approval of this Proposal 1 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

        If our stockholders approve the proposed amendment to our Restated Certificate, it will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the proposed amendment, our Board of Directors retains discretion under Delaware law not to implement the proposed amendment. If our Board of Directors were to exercise such discretion, the number of authorized shares would remain at the current level.

        Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.

        The Board of Directors recommends that the stockholders vote FOR the Authorized Shares Proposal.

PROPOSAL 2

ADJOURNMENT

        If, at the time of the Special Meeting, there are insufficient votes to adopt the Authorized Shares Proposal, the person presiding at the Special Meeting may move to adjourn the Special Meeting in order to enable the Company to continue to solicit additional proxies in favor of the Authorized Shares Proposal. In that event, you will be asked to vote only upon the Adjournment Proposal at that session of the Special Meeting, and the Authorized Shares Proposal would be voted upon at an adjourned session of the Special Meeting. The Special Meeting may be postponed or adjourned on multiple occasions.

        The Board of Directors believes that if the number of shares of Company common stock present or represented at the Special Meeting and voting in favor of the Authorized Shares Proposal is insufficient to approve the Authorized Shares Proposal, it may be in the best interests of the Company and its stockholders to continue to seek to obtain a sufficient number of additional votes to approve the Authorized Shares Proposal.

        Approval of this proposal requires the affirmative vote of the holders of a majority of the votes properly cast at the Special Meeting for and against this proposal.

        The Board of Directors recommends that the stockholders vote FOR the Adjournment Proposal.

VOTING AND PROXY PROCEDURES

Record Date; Voting Rights and Outstanding Shares

        Only holders of record of our common stock as of the close of business on August 13, 2012 are entitled to receive notice of, and to vote at, the Special Meeting. Each holder of common stock shall be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on August 13, 2012, there were 79,111,870 shares of common stock issued and outstanding.

        A quorum of stockholders is necessary to take action at the Special Meeting. Stockholders representing a majority of the outstanding shares of our common stock (present in person or represented by proxy) will constitute a quorum. We will appoint election inspectors for the meeting to determine whether or not a quorum is present and to tabulate votes cast by proxy or in person at the Special Meeting. Abstentions, withheld votes and broker non-votes (which occur when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular matter because such broker, bank or other nominee does not have discretionary authority to vote on that matter and has not received voting instructions from the beneficial owner) are counted as present for purposes of determining the presence of a quorum for the transaction of business at the Special Meeting.

Votes Required for Each Proposal

        To approve the proposals being considered at the Special Meeting, the voting requirements are as follows:

Proposal	Vote Required	Discretionary Voting Permitted?
Authorized Shares	Majority of outstanding shares of our common stock	No
Adjournment	Majority of votes properly cast at the Special Meeting for and against such proposal	No

        "Discretionary Voting Permitted" means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

        We request that you vote your shares by proxy following the methods as instructed by the notice: over the Internet, by telephone or by mail. If you choose to vote by mail, your shares will be voted in accordance with your voting instructions if the proxy card is received prior to or at the meeting. If you sign and return your proxy card but do not give voting instructions, your shares will be voted FOR (1) the Authorized Shares Proposal; and (2) the Adjournment Proposal.

Voting by Proxy Over the Internet or by Telephone

        Stockholders whose shares are registered in their own names may vote by proxy by mail, over the Internet or by telephone. Instructions for voting by proxy over the Internet or by telephone are set forth on the notice of proxy materials. The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on Sunday, September 30, 2012. The notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you terminate such election.

        If your shares are held in street name, the voting instruction form sent to you by your broker, bank or other nominee should indicate whether the institution has a process for beneficial holders to provide voting instructions over the Internet or by telephone. A number of banks and brokerage firms participate in a program that also permits stockholders whose shares are held in street name to direct their vote over the Internet or by telephone. If your bank or brokerage firm gives you this opportunity, the voting instructions from the bank or brokerage firm that accompany this proxy statement will tell you how to use the Internet or telephone to direct the vote of shares held in your account. If your voting instruction form does not include Internet or telephone information, please complete and return the voting instruction form in the self-addressed, postage-paid envelope provided by your broker. Stockholders who vote by proxy over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from telephone companies or Internet service providers.

Revocability of Proxies

        Any proxy may be revoked at any time before it is exercised by filing an instrument revoking it with the Company's Secretary or by submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting. Stockholders who have voted by proxy over the Internet or by telephone or have executed and returned a proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to Bradley A. Bugdanowitz, Secretary, c/o Anthera Pharmaceuticals, Inc., at the address of our principal executive offices at 25801 Industrial Boulevard, Suite B, Hayward, California 94545. Our telephone number is (510) 856-5600. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone.

SOLICIATION OF PROXIES

        This solicitation is made on behalf of the Board of Directors. We will bear the costs of preparing, mailing, online processing and other costs of the proxy solicitation made by our Board of Directors. Certain of our officers and employees may solicit the submission of proxies authorizing the voting of shares in accordance with the Board of Directors' recommendations. Such solicitations may be made by telephone, facsimile transmission or personal solicitation. No additional compensation will be paid to such officers, directors or regular employees for such services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy material to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the beneficial ownership of shares of our common stock by (i) each director, (ii) each named executive officer, (iii) all directors and executive officers as a group, and (iv) each person who we know beneficially owns more than 5% of our common stock as of July 31, 2012, unless otherwise indicated below.

        Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of common stock issuable upon the exercise of stock options that are immediately exercisable or exercisable within 60 days after July 31, 2012, but excludes unvested stock options, which contain an early exercise feature. Except as otherwise indicated, all of the shares reflected in the table are shares of common stock and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

        In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of July 31, 2012. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

        Percentage ownership calculations for beneficial ownership for each person or entity are based on 79,111,870 shares outstanding as of July 31, 2012. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Anthera Pharmaceuticals, Inc., 25801 Industrial Blvd., Suite B, Hayward, California 94545.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
5% or Greater Stockholders:
VantagePoint Venture Partners IV, L.P. and affiliated entities, or VantagePoint(1)	5,501,165	6.94%
Sofinnova Venture Partners VI, L.P. and affiliated entities, or Sofinnova(2)	4,102,621	5.18%
RA Capital Management, LLC and affiliated entities, or RA Capital(3)	4,500,000	5.69%
ProQuest Investments IV, L.P.(4)	4,500,000	5.69%
Tang Capital Partners, LP(5)	5,500,000	6.95%
All 5% or greater stockholders as a group	24,103,786	30.36%
Named Executive Officers and Directors:
Paul F. Truex(6)	1,151,864	1.45%
Christopher P. Lowe(7)	222,430	*
Colin Hislop, M.D.(8)	237,184	*
Debra Odink, Ph.D.(9)	197,453	*
Georgina Kilfoil(10)	149,473	*
Christopher S. Henney, Ph.D.(11)	337,429	*
James I. Healy, M.D., Ph.D.(2)(12)	4,151,064	5.24%
Bogdan Dziurzynski, D.P.A.(13)	4,000	*
Daniel K. Spiegelman(14)	43,104	*
David E. Thompson(15)	62,166	*
Peter A. Thompson(16)	25,895	*
All named executive officers and directors as a group (11 persons)	6,582,062	8.19%

*
Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Includes (i) 4,836,201 shares of common stock and 147,861 shares of common stock issuable upon exercise of warrants, all owned of record by VantagePoint Venture Partners IV (Q), L.P., (ii) 484,152

  shares of common stock and 14,801 shares of common stock issuable upon exercise of warrants, all owned of record by VantagePoint Venture Partners IV, L.P., and (iii) 17,612 shares of common stock and 538 shares of common stock issuable upon exercise of warrants, all owned of record by VantagePoint Venture Partners IV Principals Fund, L.P. Alan E. Salzman, through his authority to cause the general partner of the limited partnerships that directly hold such shares to act, may be deemed to have voting and investment power with respect to such shares. Mr. Salzman disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interest therein. The address for VantagePoint Venture Partners is 1001 Bayhill Drive, Suite 300, San Bruno, CA 94066.

(2)
Includes (i) 3,298,684 shares of common stock and 86,996 shares of common stock issuable upon exercise of warrants all owned of record by Sofinnova Venture Partners VI, L.P.; (ii) 653,550 shares of common stock and 17,237 shares of common stock issuable upon exercise of warrants all owned of record by Sofinnova Venture Partners VI GmbH & Co. KG; and (iii) 44,969 shares of common stock and 1,185 shares of common stock issuable upon exercise of warrants, all owned of record by Sofinnova Venture Affiliates VI, L.P. Alain Azan, Eric Buatois, Michael Powell and Dr. James I. Healy are the managing members of the general partner of the limited partnerships that directly hold such shares, and as such, may be deemed to share voting and investment power with respect to such shares. Dr. Healy is a director of Anthera. Messrs. Azan, Buatois and Powell and Dr. Healy disclaim beneficial ownership, except to the extent of their proportionate pecuniary interest in Sofinnova. The address for Sofinnova Ventures is 2800 Sand Hill Road, Suite 150, Menlo Park, CA 94025.

(3)
Based on Schedule 13G/A filed July 27, 2012. The filing group consists of Peter Kolchinsky, RA Capital Management LLC, or Capital, and RA Capital Healthcare Fund, L.P., or Fund. Fund has the shared power to dispose of and vote 2,677,500 shares, and Mr. Kolchinsky and Capital each have shared power to dispose of and vote 4,500,000 shares of common stock. The address for the filing group is 20 Park Plaza, Suite 1200, Boston, MA 02116.

(4)
Based on Schedule 13G filed July 30, 2012 on behalf of the following persons: (i) ProQuest Investments IV, L.P., a Delaware limited partnership ("Investments IV"), with respect to Shares beneficially owned by it; (ii) ProQuest Associates IV LLC, a Delaware limited liability company ("Associates IV"), as General Partner of Investments IV with respect to Shares beneficially owned by Investments IV; (iii) Jay Moorin, an individual and a member of Associates III and Associates IV ("Moorin"), with respect to Shares beneficially owned by Associates IV; and (iv) Alain Schreiber, an individual and a member of Associates IV ("Schreiber"), with respect to Shares beneficially owned by Associates IV. The address for ProQuest is 90 Nassau Street, 5th Floor, Princeton, NJ 08542.

(5)
Based solely upon a Schedule 13G filed July 30, 2012. Tang Capital Partners is the beneficial owner of 5,500,000 shares of common stock. Tang Capital Partners shares voting and dispositive power over such shares with Tang Capital Management and Kevin C. Tang. Tang Capital Management, as the general partner of Tang Capital Partners, may be deemed to beneficially own the 5,500,000 shares held by Tang Capital Partners. Tang Capital Management shares voting and dispositive power over such shares with Tang Capital Partners and Kevin C. Tang. Kevin C. Tang may be deemed to beneficially own 5,500,000 shares of common stock. Mr. Tang disclaims beneficial ownership of all shares reported herein except to the extent of his pecuniary interest therein. The address of Tang Capital Partners is 4747 Executive Drive, Suite 510, San Diego, CA 92121.

(6)
Includes (i) 658,507 shares of common stock, 625,125 of which are owned of record by the 2006 Truex Irrevocable Trust U/A/D 04/06/2005 and (ii) options to purchase an additional 493,357 shares of common stock that are exercisable within 60 days of July 31, 2012, all owned of record by Paul F. Truex.

(7)
Includes (i) 20,151 shares of common stock and (ii) options to purchase 202,279 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Mr. Lowe.

(8)
Includes (i) 55,226 shares of common stock, 15,183 shares of which are owned of record by the Hislop-Burton Family Trust and (ii) options to purchase an additional 166,775 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Dr. Hislop.

(9)
Includes (i) 103,331 shares of common stock, 95,928 shares of which are owned of record by the Debra A. Odink Living Trust, for which Dr. Odink serves as trustee and (ii) options to purchase an additional 94,122 shares of common stock that are exercisable within 60 days of July 31, 2012.

(10)
Includes (i) 95,724 shares of common stock, 87,616 shares of which are owned of record by the certain family members and for which Ms. Kilfoil is the beneficial owner and (ii) options to purchase an additional 53,749 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Ms. Kilfoil.

(11)
Includes (i) 302,429 shares of common stock, 100,000 of which are owned of record by the Christopher Scot Henney TTEE Henney QPRT Maui Trust and (ii) options to purchase an additional 35,000 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Dr. Henney.

(12)
Includes (i) 32,443 shares of common stock owned of record by Dr. Healy and (ii) options to purchase an additional 16,000 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Dr. Healy.

(13)
Includes options to purchase 4,000 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Mr. Dziurzynski.

(14)
Includes options to purchase 43,104 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Mr. Spiegelman.

(15)
Includes (i) 28,201 shares of common stock, 7,758 of which are owned of record by the David E. Thompson Revocable Trust and (ii) options to purchase an additional 33,965 shares of common stock that are exercisable within 60 days of July 31, 2012 owned of record by Mr. Thompson.

(16)
Includes options to purchase 25,895 shares of common stock that are exercisable within 60 days of July 31, 2012, owned of record by Mr. Thompson.

OTHER MATTERS AND ADDITIONAL INFORMATION

Householding of Proxy Materials

        We have adopted a procedure approved by the SEC known as "householding." This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice and proxy materials, as applicable. This allows us to save money by reducing the number of documents we must print and mail, and helps protect the environment as well.

        Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and streetname holders (i.e., those stockholders who hold their shares through a brokerage).

Registered Stockholders

        If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our proxy materials for all registered stockholders residing at the same address. Your consent will be perpetual unless you revoke it, which you may do at any time by contacting the Householding Department of Broadridge Financial Solutions, Inc., at 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-800-542-1061. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. If you received a householded mailing this year, and you would like to receive additional copies of our proxy materials, please submit your request to Investor Relations who will promptly deliver the requested copy.

        Registered stockholders who have not consented to householding will continue to receive copies of proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of proxy statements for all registered stockholders residing at the same address by contacting Broadridge as outlined above.

Streetname Holders

        Stockholders who hold their shares through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Stockholder Proposals to be Presented at the Next Annual Meeting

        Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may submit proposals to the Board of Directors to be presented at the 2013 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Secretary at our principal executive offices at the address set forth above no later than November 29, 2012 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting.

        Our Amended and Restated Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder's notice must be received by our Secretary at our principal executive offices at the address set forth above no earlier than January 8, 2013 and no later than February 7, 2013. Our Amended and Restated Bylaws also specify requirements as to the form and content of a stockholder's notice.

        The Board of Directors, a designated committee thereof or the chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

By Order of the Board of Directors
Anthera Pharmaceuticals, Inc.
Sincerely,

Bradley A. Bugdanowitz Secretary

Hayward, California
August 20, 2012

Annex A

Certificate of Amendment

CERTIFICATE OF AMENDMENT TO
FIFTH AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ANTHERA PHARMACEUTICALS, INC.

        Paul F. Truex hereby certifies that:

        ONE:    The date of filing the original Certificate of Incorporation of Anthera Pharmaceuticals, Inc., a Delaware corporation (the "Corporation") with the Secretary of State of the State of Delaware was September 9, 2004.

        TWO:    He is the duly elected and acting President of the Corporation.

        THREE:    The first sentence of Article IV of the Fifth Amended and Restated Certificate of Incorporation of the Corporation, as amended, is hereby further amended and restated to read in its entirety as follows:

          "The total number of shares of capital stock which the Corporation shall have authority to issue is two hundred million (200,000,000), of which (i) one hundred ninety five million (195,000,000) shares shall be a class designated as common stock, par value $0.001 per share (the "Common Stock"), and (ii) five million (5,000,000) shares shall be a class designated as undesignated preferred stock, par value $0.001 per share (the "Undesignated Preferred Stock")."

        FOUR:    This Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with the provisions of Sections 141(f), 228, 242 and 245 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

* * * *

        IN WITNESS WHEREOF, Anthera Pharmaceuticals, Inc. has caused this Certificate of Amendment to Fifth Amended and Restated Certificate of Incorporation to be signed by its President this    day of                   , 2012.

ANTHERA PHARMACEUTICALS, INC.
By:	Paul F. Truex, President

CERTIFICATE OF AMENDMENT
TO FIFTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
ANTHERA PHARMACEUTICALS, INC.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com. ANTHERA PHARMACEUTICALS, INC. PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Paul F. Truex and Christopher P. Lowe proxies, and hereby authorizes each of them to represent and vote as designated on the other side (each with the power to act without the other and with the power of substitution), all the shares of stock of Anthera Pharmaceuticals, Inc. (the “Company”) standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of Stockholders of the Company to be held on October 1, 2012 or any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner you direct. If no direction is made, your proxy will be voted FOR the proposals described in the enclosed proxy statement and in the discretion of the proxy holders on all other matters that may come before the meeting. Address change / comments: (If you noted any Address Changes and / or Comments above, please mark corresponding box on the reverse side.) (Continued, and to be marked, dated and signed, on the other side) 0000089064_2 R1.0.0. 11699

VOTE BY INTERNET – www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE – 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR proposals 1 and 2: For Against Abstain 1. To approve an amendment to Anthera’s Fifth Amended and Restated Certificate of Incorporation, to increase the number of authorized shares of Anthera’s common stock from 95,000,000 shares to 195,000,000 shares For Against Abstain 2. To adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board of Directors of the Company, to solicit additional proxies in favor of the Authorized Shares Proposal if there are insufficient proxies at the time of such adjournment to approve the Authorized Shares Proposal. For address change/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date ANTHERA PHARMACEUTICALS, INC. ATTN: MAY LIU 25801 INDUSTRIAL BLVD. SUITE B HAYWARD, CA 94545 0000089064_1 R1.0.0. 11699